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                                            The Way You Invest Matters SM









                      **URGENT REMINDER, PLEASE VOTE THE
                             ENCLOSED PROXY TODAY**



Dear Shareholder:

We have previously mailed to you proxy materials relating to the Special Meeting of Shareholders of the Domini Funds scheduled for May 14, 2001. If you have already voted, thank you - our correspondence must have crossed in the mail. If you have not already done so, please take a moment to vote now. YOUR VOTE IS IMPORTANT.

Please use one of the following voting methods today so that your vote may be promptly recorded:

     1) VOTE BY TELEPHONE: CALL THE TOLL FREE NUMBER LOCATED ON THE PROXY CARD. HAVE THE 12-DIGIT CONTROL NUMBER ON THE PROXY CARD READY WHEN PROMPTED.

     2) VOTE BY INTERNET: GO TO WWW.PROXYVOTE.COM, ENTER THE 12-DIGIT CONTROL NUMBER ON THE PROXY CARD AND FOLLOW THE INSTRUCTIONS ON THE SITE.

     3) VOTE BY MAIL: SIGN AND DATE YOUR CARD. MAIL IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

The Board of Trustees unanimously recommends a vote FOR all proposals and believes the proposals are in the best interests of Fund shareholders.

If you have any questions regarding the proxy, please call the Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-207-3156.

Sincerely,

Domini Social Investments



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              YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO AVOID
                 UNNECESSARY SOLICITATION COSTS TO YOUR FUND.
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